DEAR SHAREHOLDER:

We are pleased to enclose the semi-annual report of the operations of Integrity Small-Cap Fund of Funds, Inc. (the "Fund") for the six months ended June 28, 2002. The Fund's portfolio and related financial statements are presented within for your review.

While the economy appears to be in a jobless and profitless recovery period, consumer confidence is in a recession. With the economy on its back, the consumer (consumer spending accounts for two thirds of all economic activity in the U.S.) rallied to tame last year's recession after September 11th. But the weight of continuous terrorist warnings, more layoffs, a weaker dollar, unscrupulous analysts and accounting scandals from corporate giants including Enron, Tyco, Worldcom and Xerox have been too heavy a burden to endure.

This crisis in confidence drove the market to 5 straight losing weeks on Wall Street to end the second quarter. The stock market is on the verge of 3 consecutive yearly losses for the first time since 1939-1941. It should also be noted that after 1939-1941, the S&P 500 index posted double digit gains for four straight years.

For the first six months of 2002, Integrity Small-Cap Fund of Funds is down 5.2%. In comparison, the Russell 2000 index is down 5.3%.

Market cycles (shorter and sharper on the downswing than the upswing) undoubtedly coincide with investor sentiment. Sentiment that is invariably too optimistic on the upside and too pessimistic on the downside and ultimately leads to buying high and selling low. Investment wisdom, on the other hand, dictates you should sell when everyone else is buying and buy when everyone else is selling. The markets await a vote of confidence from you, the consumer.

Is the glass half full or half empty? Fear and mistrust guide the investor whose glass is half empty. For those who see the glass half full, there exists a buying opportunity.

Long-term capital appreciation and growth of income continue to be the primary objectives as management monitors the investment industry.


Sincerely,



The Portfolio Management Team



TERMS & DEFINITIONS
-------------------

APPRECIATION
   Increase in value of an asset.

AVERAGE ANNUAL TOTAL RETURN
   A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

CONSUMER PRICE INDEX
   A commonly used measure of inflation; it does not represent an investment return.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
   A charge applied at the time of the redemption which assumes redemption at the end of the period.

DEPRECIATION
   Decrease in value of an asset.

GROWTH FUND
   A type of diversified common stock fund that has capital appreciation as its primary goal. It invests in companies that reinvest most of their earnings for expansion, research or development.

GROWTH & INCOME FUND
   Fund that invests in common stocks for both current income and long-term growth of capital and income.

LOAD
   A mutual fund whose shares are sold with a sales charge added to the net asset value.

MARKET VALUE
   Actual price at which a fund trades in the market place.

NET ASSET VALUE (NAV)
   The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

NO-LOAD
   A mutual fund whose shares are sold without a sales charge added to the net asset value.

TOTAL RETURN
   Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

JUNE 28, 2002 (Unaudited)
-------------------------
PERFORMANCE & COMPOSITION
-------------------------

PORTFOLIO LOAD TYPES
-------------------------
[pie chart]
No-Load                              100%

The Load Structure reflects the type of sales load typically charged by each fund in the portfolio. As of 6-28-2002, the Fund has not paid a sales load to any fund.

PORTFOLIO INVESTMENT STYLE
---------------------------
[pie chart]
SB - Small Blend                    44.1%
SG - Small Growth                   37.6%
SV - Small Value                    18.3%

The Portfolio Investment Style reflects the investment methodology and the size of the company in which each fund in the portfolio invests. These percentages are subject to change.



                             COMPARATIVE INDEX GRAPH
                             -----------------------

[line graphs]
Comparison of change in value of a $10,000 investment in the
Integrity Small-Cap Fund of Funds, Inc. and the Russell 2000 Index
------------------------------------------------------------------
                       Integrity Small-Cap         Integrity Small-Cap
                         Fund of Funds                Fund of Funds
                           w/o CDSC                      w/ CDSC                   Russell 2000 Index
-----------------------------------------------------------------------------------------------------
07/05/2000                 $10,000                       $10,000                        $10,000
2000                       $ 9,387                       $ 9,255                        $ 9,330
2001                       $ 9,965                       $ 9,826                        $ 9,426
6/28/2002                  $ 9,451                       $ 9,319                        $ 8,927


                                    AVERAGE ANNUAL TOTAL RETURNS

                                   For periods ending June 28, 2002
                                   --------------------------------
                                                                                          Since Inception
                               1 year             5 year              10 year             (July 5, 2000)
---------------------------------------------------------------------------------------------------------
Without CDSC                   (3.18)%             N/A                  N/A                   (2.81)%
With CDSC (1.50% Max)          (4.64)%             N/A                  N/A                   (3.50)%
---------------------------------------------------------------------------------------------------------

PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.
The principal value and investment return of an investment in the Integrity Small-Cap Fund of Funds, Inc. will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed.


Key Statistics
12-31-2001 NAV (share value)            $9.30
06-28-2002 NAV                          $8.82
Number of Issues                        19
Total Net Assets                        $1,272,627



SCHEDULE OF INVESTMENTS  June 28, 2002 (Unaudited)
--------------------------------------------------
NAME OF ISSUER

Percentages represent the market value                                                                 Market
of each investment category to total net assets                                   Quantity             Value
-----------------------------------------------------------------------------------------------------------------
MUTUAL FUNDS (80.7%)
American Century Small Cap Value  ................................................   7,678        $    63,731
Berger Small-Cap Value Fund  .....................................................   1,504             42,659
Bjurman Micro-Cap Growth Fund  ...................................................   2,665             64,516
Bogle Small-Cap Growth Fund  .....................................................   3,010             61,139
Boston Partners Small Cap Value  .................................................   2,741             50,564
Brown Capital Small Co. Inst. ....................................................   1,665             43,564
Buffalo Small Cap  ...............................................................   3,361             61,378
First American Invt. Funds Micro Cap  ............................................   3,104             57,672
FMI Focus Fund  ..................................................................   1,681             45,422
Fremont U.S. Micro-Cap Fund  .....................................................   1,257             27,718
ICM/Isabelle Small-Cap Value Fund  ...............................................   4,991             66,578
Royce Low-Priced Stock Fund  .....................................................   5,390             61,610
Royce Opportunity Fund  ..........................................................   6,516             60,791
RS Diversified Growth Fund  ......................................................   2,169             37,196
Strong Small-Cap Value Fund  .....................................................   3,062             66,760
Tocqueville Small-Cap Value Fund  ................................................   3,777             59,183
Turner Small Cap Value  ..........................................................   3,172             62,147
Wasatch Core Growth Fund  ........................................................   1,341             46,368
Wasatch Micro-Cap Fund  ..........................................................   7,630             47,382
                                                                                                  ------------

TOTAL MUTUAL FUNDS (COST: $1,019,100) ........................................................    $ 1,026,378
                                                                                                  ------------
SHORT-TERM SECURITIES (19.3%)
Wells Fargo Cash Investment Money Market (COST: $245,721) ....................................    $   245,721
                                                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES (COST: $1,264,821) ...........................................    $ 1,272,099
OTHER ASSETS LESS LIABILITIES ................................................................            528
                                                                                                  ------------
NET ASSETS....................................................................................    $ 1,272,627
                                                                                                  ============

The accompanying notes are an integral part of these financial statements.




FINANCIAL STATEMENTS JUNE 28, 2002
----------------------------------

<CAPTION.
STATEMENT OF ASSETS AND LIABILITIES
June 28, 2002 (Unaudited)
------------------------------------
ASSETS
     Investments in securities, at value (cost: $1,264,821) .......  $  1,272,099
     Accrued interest receivable...................................           239
     Accrued dividends receivable..................................            25
     Prepaid expenses..............................................         2,773
                                                                   --------------
        Total Assets...............................................  $  1,275,136
                                                                   --------------

LIABILITIES
     Bank overdraft................................................  $          3
     Accrued expenses..............................................         2,506
                                                                   --------------
        Total Liabilities..........................................  $      2,509
                                                                   --------------

NET ASSETS.........................................................  $  1,272,627
                                                                   ==============
Net assets are represented by:
     Capital stock outstanding, at par.............................  $         14
     Additional paid-in capital....................................     1,311,074
     Accumulated undistributed net realized
     gain (loss) on investments....................................       (45,739)
     Unrealized appreciation on investments .......................         7,278
                                                                   --------------
          Total amount representing net assets applicable to
          144,307 outstanding shares of $.0001 par value
          common stock (1,000,000,000 shares authorized) ..........  $  1,272,627
                                                                   ==============
Net asset value per share..........................................  $       8.82
                                                                   ==============


STATEMENT OF OPERATIONS
For the six months ended June 28, 2002 (Unaudited)
--------------------------------------------------

INVESTMENT INCOME
    Dividends......................................................  $        104
    Interest.......................................................         1,108
                                                                   --------------
         Total Investment Income...................................  $      1,212
                                                                   --------------
EXPENSES
    Investment advisory fees.......................................  $      4,778
    12b-1 fees.....................................................         3,982
    Transfer agent fees............................................           741
    Accounting service fees........................................        12,095
    Custodian fees.................................................           607
    Transfer agent out-of-pockets..................................           198
    Professional fees..............................................         1,953
    Directors fees.................................................           770
    Reports to shareholders........................................           297
    Insurance expense..............................................            12
    License, fees, and registrations...............................         1,191
                                                                   --------------
        Total expenses.............................................  $     26,624
    Less expenses waived or absorbed
    by the Fund's Manager..........................................       (18,129)
                                                                   --------------
        Total Net Expenses.........................................  $      8,495
                                                                   --------------
NET INVESTMENT INCOME (LOSS) ......................................  $     (7,283)
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) from:
     Investment transactions.......................................  $     (4,728)
     Capital gain distributions
     Net change in unrealized appreciation (depreciation) of: .....            86
     Investments...................................................       (55,097)
                                                                   --------------
          Net Realized and Unrealized Gain
           (Loss) on Investments...................................  $    (59,739)
                                                                   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....  $    (67,022)
                                                                   ==============

The accompanying notes are an integral part of these financial statements.



FINANCIAL STATEMENTS JUNE 28, 2002

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 28, 2002, and the year ended December 31, 2001
-----------------------------------------------------------------------------
                                                                                         For The
                                                                                     Six Months Ended         For The
                                                                                       June 28, 2002         Year Ended
                                                                                        (Unaudited)       December 31, 2001
                                                                                  -------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss) .................................................    $     (7,283)        $     (2,722)
    Net realized gain (loss) on investments.......................................          (4,642)             (33,814)
    Net unrealized appreciation (depreciation) on investments.....................         (55,097)             101,940
                                                                                  -------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations..........    $    (67,022)        $     65,404
                                                                                  -------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income
     ($.00 and $.00 per share, respectively) .....................................    $          0         $          0
     Distributions from net realized gain on investments
     ($.00 and $.00 per share, respectively) .....................................               0                    0
                                                                                  -------------------------------------------
          Total Dividends and Distributions.......................................    $          0         $          0
                                                                                  -------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares..................................................    $    413,206         $    578,354
    Proceeds from reinvested dividends............................................               0                    0
    Cost of shares redeemed.......................................................          (1,280)             (16,892)
                                                                                  -------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Capital Share Transactions...............................................    $    411,926         $    561,462
                                                                                  -------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........................................    $    344,904         $    626,866

NET ASSETS, BEGINNING OF PERIOD...................................................         927,723              300,857
                                                                                  -------------------------------------------
NET ASSETS, END OF PERIOD.........................................................    $  1,272,627         $    927,723
                                                                                  ===========================================

The accompanying notes are an integral part of these financial statements.


NOTES TO FINANCIAL STATEMENTS  June 28, 2002 (Unaudited)
--------------------------------------------------------
Note 1.   ORGANIZATION
          Integrity Small-Cap Fund of Funds, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on September 10, 1998 and commenced operations on July 5, 2000. The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which, in turn, invest principally in equity securities.

          Shares of the Fund are offered for sale at net asset value without a sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          INVESTMENT SECURITY VALUATION - Investments in securities for which market quotations are readily available are valued at the last reported sales price or net asset value at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

          FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at June 28, 2002, a net loss carryforward totaling $33,814, which may be used to offset capital gains realized during subsequent years through December 31, 2009.

          DISTRIBUTIONS TO SHAREHOLDERS - The Fund will distribute dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash. Distributions are recorded on the ex-dividend date.

          Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for non-taxable dividends, and losses deferred due to wash sales.

          Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

          DIVIDEND INCOME - Dividend income is recognized on the ex-dividend date.

          FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

          A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

          Certain risks may arise upon entering into futures contracts.
          These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

          USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.   CAPITAL SHARE TRANSACTIONS
          As of June 28, 2002, there were 1,000,000,000 shares of $.0001 par value authorized; 144,307 and 99,762 shares were outstanding at June 28, 2002, and December 31, 2001, respectively.

          Transactions in capital shares were as follows:


                                                                         Shares
                                                                         ------
                                                         For The Six
                                                         Months Ended                 For The
                                                        June 28, 2002               Year Ended
                                                         (Unaudited)             December 31, 2001
                                                        ------------------------------------------
Shares sold.............................................    44,684                      67,295
Shares issued on reinvestment of dividends..............         0                           0
Shares redeemed.........................................      (139)                     (1,863)
                                                        ------------------------------------------
Net increase (decrease) ................................    44,545                      65,432
                                                        ==========================================


Note 4.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
          ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

          The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has waived all investment advisory fees for the six months ended June 28, 2002. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

          The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund has waived all 12b-1 fee expenses for the six months ended June 28, 2002.

          ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has waived all transfer agency fees for the six months ended June 28, 2002. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $3,467 of accounting service fees after partial waiver for the six months ended June 28, 2002. The Fund has a payable to ND Resources, Inc. of $675 at June 28, 2002, for accounting service fees.

Note 5.   INVESTMENT SECURITY TRANSACTIONS
          The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $295,000 and $75,272, respectively, for the six months ended June 28, 2002.

Note 6.   INVESTMENT IN SECURITIES
          At June 28, 2002, the aggregate cost of securities for federal income tax purposes was $1,264,821, and the net unrealized appreciation of investments based on the cost was $7,278, which is comprised of $55,444 aggregate gross unrealized appreciation and $48,166 aggregate gross unrealized depreciation.



FINANCIAL HIGHLIGHTS JUNE 28, 2002
----------------------------------

Selected per share data and ratios for the period indicated

                                                                                                            For the Period
                                                                For The                 For The            Since Inception
                                                           Six Months Ended           Year Ended             (July 5, 2000)
                                                             June 28, 2002            December 31,          Thru December 29,
                                                              (Unaudited)               2001                     2000
                                                         --------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................      $   9.30                $   8.76               $  10.00
                                                         --------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) .......................      $   (.05)               $   (.03)              $    .38
     Net realized and unrealized gain
     (loss) on investments...............................          (.43)                    .57                   (.99)
                                                         --------------------------------------------------------------------
         Total Income (Loss) From
         Investment Operations...........................      $   (.48)               $    .54               $   (.61)
                                                         --------------------------------------------------------------------
LESS DISTRIBUTIONS:
     From net investment income .........................      $    .00                $    .00               $   (.38)
     Distributions from net realized gains...............           .00                     .00                   (.25)
                                                         --------------------------------------------------------------------
         Total Distributions.............................      $    .00                $    .00               $   (.63)
                                                         --------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........................      $   8.82                $   9.30               $   8.76
                                                         ====================================================================
Total Return.............................................        (10.44)%(A)(C)            6.16%(A)              (6.13)%(A)



RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands) ...........      $    1,273              $   928                $   301
     Ratio of net expenses (after expense
     assumption) to average net assets...................          1.60%(B)(C)             1.60%(B)               1.55%(B)(C)
     Ratio of net investment income to
     average net assets..................................         (1.37)%(C)              (0.47)%                 5.64%
     Portfolio turnover rate.............................          8.11%                  14.35%                  1.99%

(A)  Excludes contingent deferred sales charge of 1.5%.
(B) During the period indicated above, ND Holdings, Inc. assumed/waived expenses of $18,129, $34,214, and $13,196, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 5.00%, 7.45%, and 14.19%, respectively.
(C)  Ratio is annualized.

The accompanying notes are an integral part of these financial statements.



INDEPENDENT DIRECTORS

     [photo]             [photo]                [photo]
  LYNN W. AAS       ORLIN W. BACKES        R. JAMES MAXSON


INTERESTED DIRECTORS
              [photo]                [photo]
          PETER A. QUIST        ROBERT E. WALSTAD